UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 24, 2021

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101
(Address of Principal Executive Offices) (Zip Code)

(619)301-4200
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On March 24, 2021, the Company issued a press release entitled “TPT Global Tech's Subsidiary TPT MedTech Announces R&B's "SILk" Will Join What is Anticipated As The First "Covid-19 Free" Full Attendee Concert of Summer 2021, Utilizing Company's QuiKLAB(TM) "Check and Verify" Passport Testing and Monitoring Platform.” A copy of the press release is attached hereto as Exhibit 99.1.

On March 25, 2021, the Company issued a press release entitled “As the World Rushes to Develop a "Travel Passport," Jamaica's International Airport is Already Using TPT MedTech's Mobile "QuikLAB(TM)" End-to-End Testing, Monitoring, Vaccination App and "QuikPASS(TM)" Check and Verify Passport Platform to Screen.” A copy of the press release is attached hereto as Exhibit 99.2.

On March 30, 2021, the Company issued a press release entitled “TPT Global Tech CEO Stephen J. Thomas III to Present at the Emerging Growth Conference on March 31, 2021.” A copy of the press release is attached hereto as Exhibit 99.3.

On April 16, 2021, the Company issued a press release entitled “TPT MedTech's Point-of-Care "QuikLAB(TM)" Officially Opens for Business in Alameda County, California.” A copy of the press release is attached hereto as Exhibit 99.4.

On April 20, 2021, the Company issued a press release entitled “TPT Global Tech, Inc. and Education System Management, Inc. Forge Strategic Partnership to Market Products and Services in the State of Georgia.” A copy of the press release is attached hereto as Exhibit 99.5.

On April 27, 2021, the Company issued a press release entitled “TPT Global Tech, Inc's. Subsidiary, "TPT Speed Connect", Continues to Upgrade Its Network for Rural Broadband Customers and Moves Toward Instituting an Advertising and Marketing Campaign for New Growth.” A copy of the press release is attached hereto as Exhibit 99.6.

On May 5, 2021, the Company issued a press release entitled “TPT Global Tech’s R&B Concert Production “Back to Life, Back to Reality” in Tunica, Mississippi Commences Ticket Sales as One of the Anticipated First “100% Participant COVID 19 Tested” Full Attendee Concerts of Summer 2021.” A copy of the press release is attached hereto as Exhibit 99.7.

On May 10, 2021, the Company issued a press release entitled “TPT Global Tech, Inc's. Subsidiary, "TPT MedTech" Signs Strategic Partnership Agreement with DFS Africa, Ltd. to Deliver and Market End-to-End Testing, PPE, Vaccinations and Other Key Medical Services to Africa.” A copy of the press release is attached hereto as Exhibit 99.8.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
99.1	Press Release, dated March 24, 2021
99.2	Press Release, dated March 25, 2021
99.3	Press Release, dated March 30, 2021
99.4	Press Release, dated April 16, 2021
99.5	Press Release, dated April 20, 2021
99.6	Press Release, dated April 27, 2021
99.7	Press Release, dated May 5, 2021
99.8	Press Release, dated May 10, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By: /s/ Stephen J. Thomas III
Stephen J. Thomas III,
Title: Chief Executive Officer

Date: May 10, 2021